UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ART DIMENSIONS, INC.
(Exact name of registrant as specified in its charter)

Colorado	80-0182193
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

3636 S. Jason Street Englewood, Colorado	80110
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-153683 (if  applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
 (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

    The Registrant hereby incorporates its filing pursuant to Form S-1, dated December 11, 2009

Item 2. Exhibits.

    The Registrant hereby incorporates its filings pursuant to Form S-1, dated September 26, 2008, November 24, 2009 and December 11, 2009.

SIGNATURE

    Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Art Dimensions, Inc.
December 21, 2009	/s/ Rebecca Gregarek
Rebecca Gregarek Chief Executive Officer

* Print the name and title of the signing officer under his signature.